UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): June 18, 2009
CPEX Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation)

1-33895	26-1172076

(Commission file number)	(IRS Employer Identification Number)
2 Holland Way, Exeter, New Hampshire 03833
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (603) 658-6100
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.
     (a) On June 18, 2009, CPEX Pharmaceuticals, Inc. (the “Company”) dismissed Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm. The decision to dismiss Deloitte was considered and approved by the Company’s Audit Committee on June 18, 2009. Deloitte’s report on the Company’s financial statements for fiscal years 2007 and 2008 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. For fiscal years 2007 and 2008, as well as during the subsequent interim periods through June 18, 2009, there were no disagreements between the Company and Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to Deloitte’s satisfaction, would have caused Deloitte to make reference to the subject matter of the disagreement in connection with its audit report. There were no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K) regarding the Company for the fiscal years ended 2007 and 2008 or the subsequent interim period through June 18, 2009.
     The Company has furnished Deloitte with a copy of the above disclosures and requested that Deloitte issue a letter addressed to the Securities and Exchange Commission stating whether Deloitte agrees with the above statements. The letter provided by Deloitte in response is included as Exhibit 16.1 to this report.
     (b) On June 18, 2009, the Company engaged BDO Seidman, LLP (“BDO”) as its independent registered public accounting firm for the year ending December 31, 2009, [subject to the execution of a formal engagement letter]. The Company’s Audit Committee made its selection following a competitive request for proposal process, which involved a careful review of several audit firms with expertise in the Company’s industry and experience with public clients of the Company’s size and requirements.
     Prior to the engagement of BDO, neither the Company nor anyone on behalf of the Company consulted with BDO regarding the Company’s two reported fiscal years and the subsequent interim period through June 18, 2009, in any manner regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that BDO concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K), or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).
Item 9.01. Financial Statements and Exhibits.

Exhibit	Exhibit Title

Exhibit 16.1	Letter from Deloitte & Touche LLP, dated June 24, 2009

SIGNATURE
Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CPEX PHARMACEUTICALS, INC. Registrant
By:	/s/ Robert P. Hebert
Robert P. Hebert
Vice President and Chief Financial Officer

Dated: June 24, 2009